Exhibit 10.1

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 16, 2025 is by and among FLUX POWER, INC., a California corporation (“Flux”), and FLUX POWER HOLDINGS, INC., a Nevada corporation (“Holdings” and, together with Flux, individually and collectively, jointly and severally, the “Borrower”), and GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware limited liability company (the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into certain financing arrangements, pursuant to which, among other things, Lender may make loans and advances to Borrower, as set forth in that certain Loan and Security Agreement, dated as of July 28, 2023, by and among Borrower and Lender (as amended, restated, supplemented or modified from time to time, the “Loan Agreement” and together with all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, as amended, restated, supplemented or modified from time to time, collectively, the “Loan Documents”); and

WHEREAS, Borrower has requested that Lender agree to make certain modifications to the Loan Agreement, and Lender is willing to agree to make such modifications, subject to the terms and conditions and to the extent set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1. Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement unless otherwise defined herein.

2. Amendment to Loan Agreement. Effective as of the date hereof, the definition of “Maturity Date” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Maturity Date” shall mean August 31, 2025, unless extended pursuant to Section 2.1(e) herein or pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Lender in its sole and absolute discretion in substitution for the Revolving Note; provided, that, upon receipt by Lender of either (i) a copy of a duly executed amendment, in form and substance satisfactory to Lender, with respect to the Cleveland Subordinated Debt in which the maturity date of such Cleveland Subordinated Debt shall be extended to a date no earlier than September 29, 2027, or (ii) evidence, in form and substance satisfactory to Lender, that the Cleveland Subordinated Debt has been converted into equity, the Maturity Date hereunder shall automatically be extended to July 31, 2027.”

3. Amendment Fee. In consideration of the amendments made hereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, concurrently with the execution of this Agreement, Borrower shall pay to Lender an amendment fee in the amount of $112,500 (the “Amendment Fee”). The Amendment Fee is fully earned, due and payable as of the date hereof and shall not be subject to rebate, refund or proration for any reason whatsoever.

4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

4.1 Amendment. Lender shall have received a counterpart of this Amendment duly executed by Borrower.

4.2 Amendment Fee. Lender shall have received the Amendment Fee.

4.3 Representations and Warranties. After giving effect to this Amendment, the representations and warranties of Borrower contained in the Loan Agreement, this Amendment and the other Loan Documents shall be true and correct on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

4.4 No Defaults. No Default or Event of Default shall have occurred and be continuing.

5. Provisions of General Application.

5.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

5.2 Legal Expenses. Borrower shall pay on demand all fees and expenses incurred by Borrower in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

5.4 Merger. This Amendment and the documents executed in connection herewith represent the entire expression of the agreement of Borrower and Lender regarding the matters set forth herein. No modification, rescission, waiver, release or Amendment of any provision under the Loan Documents shall be made, except by a written agreement signed by Borrower and Lender.

5.5 Binding Effect; No Third-Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. This Amendment is solely for the benefit of each of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Amendment.

5.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

5.7 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

5.8 Counterparts. This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Lender under this Amendment. This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment or notice.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:	FLUX POWER, INC.

	By:	/s/ Kevin Royal
	Name:	Kevin Royal
	Title:	Chief Financial Officer

FLUX POWER HOLDINGS, INC.

	By:	/s/ Kevin Royal
	Name:	Kevin Royal
	Title:	Chief Financial Officer

LENDER:	GIBRALTAR BUSINESS CAPITAL, LLC

	By:	/s/ Jean R. Elie Jr.
	Name:	Jean R. Elie Jr.
	Title:	Senior Vice President

[Signature Page to Amendment No. 5 to Loan Agreement]